UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2019

GTJ REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-136110	20-5188065
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Hempstead Avenue, West Hempstead, New York 11552
(Address of principal executive offices) (Zip Code)

 (516) 693-5500

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_____________________________________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On September 11, 2019, GTJ REIT, Inc. (the “Company”), the Company’s operating partnership, GTJ Realty, LP (the “Borrower”), and certain subsidiaries and/or affiliates of the Company (together with the Company, the “Guarantors”) entered into a Fifth Amendment to Credit Agreement (the “Fifth Amendment”) with KeyBank National Association (“KeyBank”) and the other lending institutions (together with KeyBank, the “Lenders”) from time to time party to that certain Credit Agreement (the “Credit Agreement”), dated as of December 2, 2015, as amended by that certain First Amendment to Credit Agreement, dated as of June 30, 2016, that certain Second Amendment to Credit Agreement and Other Loan Documents, dated as of July 27, 2017, that certain Third Amendment to Credit Agreement and Other Loan Documents, dated as of February 27, 2018, and that certain Fourth Amendment to Credit Agreement and Other Loan Documents dated as of July 31, 2018.

The Fifth Amendment reduces the applicable margin for LIBOR rate loans and base rate loans by 10 basis points (bps).  The base rate loans will bear a base rate of interest calculated as the sum of: (i) the greater of: (a) the fluctuating annual rate of interest announced from time to time by Key Bank as their “prime rate,” (b) 50 bps above the rate announced by the Federal Reserve Bank of Cleveland (or Federal Funds Effective Rate), or (c) LIBOR plus 100 bps; plus (ii) 140 to 190 bps, depending on the overall leverage of the properties. The LIBOR rate loans will bear interest at a rate of LIBOR plus 240 to 290 bps, depending upon the overall leverage of the properties.

The Fifth Amendment extends the maturity date under the Credit Agreement from June 30, 2020 to June 30, 2022.

A copy of the Fifth Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amendment.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the creation of a direct financial obligation of the Company is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.Description

10.1

Fifth Amendment to Credit Agreement, dated September 11, 2019, by and among GTJ Realty, LP, the Company, certain subsidiaries and/or affiliates of the Company, Key Bank National Association and the other lending institutions party thereto.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 13, 2019

GTJ REIT, Inc.

By: /s/ Louis Sheinker

      Louis Sheinker
      President and Chief Operating Officer